Exhibit 24(a)

                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and Officers of ASHLAND OIL, INC., a Kentucky corporation, which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the Ashland Oil, Inc. Deferred Compensation and Stock Ownership Plan for Non-Employee Directors hereby constitutes and appoints JOHN R. HALL, PAUL W. CHELLGREN, THOMAS L. FEAZELL, JAMES G. STEPHENSON and DAVID L. HAUSRATH, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others to sign such Registration Statement, to affix the corporate seal of Ashland thereto and to attest said seal, and to file such Registration Statement and the exhibits thereto and any and all other documents in connection therewith with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

   Dated:  November 4, 1993


   /s/ John R. Hall                        /s/ Edmund B. Fitzgerald
   _________________________________       ______________________________
   John R. Hall, Chairman of the Board of Edmund B. Fitzgerald, Director Directors, Chief Executive Officer and
   Director



   /s/ Paul W. Chellgren                    /s/ Ralph E. Gomory
   _________________________________       ______________________________
   Paul W. Chellgren, President,           Ralph E. Gomory, Director
   Chief Operating Officer and Director



   /s/ J. Marvin Quin                      /s/ Patrick F. Noonan
   _________________________________       ______________________________
   J. Marvin Quin, Chief Financial         Patrick F. Noonan, Director
   Officer and Senior Vice President



   /s/ Kenneth L. Aulen                    /s/ Jane C. Pfeiffer
   _________________________________       ______________________________
   Kenneth L. Aulen, Administrative Vice   Jane C. Pfeiffer, Director
   President; Controller



   /s/ Jack S. Blanton                     /s/ James R. Rinehart
   _________________________________       ______________________________
   Jack S. Blanton, Director               James R. Rinehart, Director



   /s/ Thomas E. Bolger                    /s/ Michael D. Rose
   _________________________________       ______________________________
   Thomas E. Bolger, Director              Michael D. Rose, Director



   /s/ Samuel C. Butler                    /s/ William L. Rouse, Jr.
   _________________________________       ______________________________
   Samuel C. Butler, Director              William L. Rouse, Jr., Director



   /s/ Frank C. Carlucci                   /s/ Robert B. Stobaugh
   _________________________________       ______________________________
   Frank C. Carlucci, Director             Robert B. Stobaugh, Director



   /s/ James B. Farley                     /s/ James W. Vandeveer
   _________________________________       ______________________________
   James B. Farley, Director               James W. Vandeveer, Director
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